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                                                                 EXHIBIT 4.1


  CLASS A          [LOGO OF HYPERION TELECOMMUNICATIONS, INC.]     CLASS A
COMMON STOCK                                                     COMMON STOCK


   NUMBER                                               SHARES



INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
      OF DELAWARE                                        CUSIP 44914K


This Certifies That



is the owner of



                   FULLY PAID AND NON-ASSESSABLE SHARES OF
                   CLASS A COMMON STOCK, $.01 PAR VALUE, OF




===================HYPERION TELECOMMUNICATIONS, INC.===========================

transferable on the books of the Corporation in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation's Certificate of Incorporation and any amendments thereof, copies of which are on file with the Transfer Agent, to all the provisions of which the holder hereof by acceptance of this certificate assents.

  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile facsimile signatures of its duly authorized officers.


Dated

      /s/ James P. Rigas    [INSERT SEAL]        /s/ Daniel R. Milliard

VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER       PRESIDENT AND SECRETARY


COUNTERSIGNED AND REGISTERED:
 AMERICAN STOCK TRANSFER & TRUST COMPANY
                (New York, New York)         TRANSFER AGENT
                                               AND REGISTRAR

AUTHORIZED SIGNATURE







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                      HYPERION TELECOMMUNICATIONS, INC.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM- as tenants in common  UNIF GIFT MIN ACT-          Custodian
                                                   ----------         ----------
  TEN ENT- as tenants by the entireties              (Cust)             (Minor)
   JT TEN- as joint tenants with                under Uniform Gifts to Minors
            right of survivorship and not
            as tenants in common                 Act
                                                      -------------------------
                                                              (State)


   Additional abbreviations may also be used though not in the above list.


For Value received,                    hereby sell, assign and transfer unto
                   --------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                   ]
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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                        Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------
                                                                     Attorney to
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transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,                     X
      --------------------  ---------------------------------------------------

                           X
                            ---------------------------------------------------
                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEE:
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